Exhibit 99.12

Main Menu Home Investors Employees Customers Media SEC Filings IFF and DuPont’s Nutrition & Biosciences Business Are Combining Creating a New Global High-Value Ingredients and Solutions Partner for Our Customers IFF and DuPont’s Nutrition & Biosciences are combining to create a global leader in high-value ingredients and solutions, for global Food & Beverage, Home & Personal Care and Health & Wellness end markets. The combination of these iconic businesses will redefine the industry by providing high-quality products, innovative solutions and partnership with customers to deliver growth. Together, the complementary portfolios will give the combined company leadership positions across key Taste, Texture, Scent, Nutrition, Enzymes, Cultures, Soy Proteins and Probiotics categories. The combined company’s global reach and unique set of capabilities will enable the creation of innovative solutions to respond to customer demands and increasing consumer preferences for natural, healthier, and “better for you” products. View Fact Sheet View Press Release A Message from IFF’s Chief Executive Officer and DuPont’s Executive Chairman: “The combination of IFF and N&B is a pivotal moment in our journey to become an invaluable innovation and creative partner for our customers. Together, we will create a leading ingredients and solutions provider with a broader set of capabilities to meet our customers’ evolving needs. With highly complementary portfolios, we will have global scale and leading positions in key growth categories to enable IFF to better respond to customer needs driven by consumer demand, capitalize on positive market trends, drive strong profitable growth for our shareholders and create opportunities for our employees. I have been impressed by N&B’s management team, which shares our culture and values, and we look forward to welcoming them to the IFF family.” – Andreas Fibig, Chairman and CEO of IFF “DuPont and IFF share long and successful histories of customer-driven innovation and cultures of excellence, which is why I am confident that N&B will be well-positioned for its next phase of growth. I am pleased to join the Board of the combined organization and remain involved in unlocking the potential of this new company. We conducted a very thorough process leading us to the selection of IFF as the preferred partner for N&B. I am excited about the future of the new company and all the opportunities it has for long-term value creation.” – Ed Breen, Executive Chairman of DuPont

Iff to Merge with DuPont’s

Nutrition & Biosciences Business:

Creating a Category Defining Integrated Solutions Partner for Our Customers

DuPont
Nutrition & Biosciences

Media Contact

IFF
Michael DeVeau
212.708.7164
michael.deveau@iff.com

DuPont
Dan Turner
302-996-8372
daniel.a.turner@dupont.com

Investor Contact

IFF Investor Relations
IFF Corporate IR Website
Michael DeVeau
212.708.7164
michael.deveau@iff.com

DuPont Investor Relations
DuPont Corporate IR Website
Lori Koch
302-999-5631
lori.d.koch@dupont.com

© 2019 by International Flavors & Fragrances Inc.
IFF is a Registered Trademark. All Rights Reserved.

Disclaimer

Home Investors Employees Customers Media SEC Filings Investors The combination of IFF and DuPont’s Nutrition & Biosciences business will deliver significant value creation for shareholders of both companies through a well-established, tax-efficient Reverse Morris Trust structure, meaningful cash EPS accretion and significant revenue and cost synergy potential. We are committed to maintaining an investment grade credit rating, and the combined company will maintain IFF’s existing dividend policy. “The value creation opportunity of this combination is significant as we can better serve our customers, provide greater growth opportunities for our employees and generate strong and attractive financial returns for our shareholders.” – Andreas Fibig, Chairman and CEO of IFF Investor Webcast Announcement Press Release Transaction Fact Sheet View Infographic

Skip to content Main Menu Home Investors Employees Customers Media SEC Filings Employees We intend to bring together two iconic businesses with cultures that combine the best of science and creativity. IFF and DuPont’s Nutrition & Biosciences business have prioritized staying close to the customer – utilizing key market insights, creative and technical expertise and tools to deliver a world-class experience for their customers. As a global leader, we will be an invaluable partner to deliver differentiated, integrated solutions to thousands of customers across a broad range of complementary end markets, including Food & Beverage, Home & Personal Care and Health & Wellness. Together, we will create innovative products and solutions to meet and exceed customers’ expectations. Because of the depth and breadth of our new company, our team will also take advantage of new opportunities to learn, grow and flourish in their careers. Our leading R&D capabilities and best-in-class innovation platform will truly create a differentiated offering, which makes us a stronger innovation partner and powers our customers to meet consumer demand, drive growth and collaborate on new solutions. Our comprehensive offering will enable our customers to develop stronger, next-generation products and launch them more quickly to market. Headquartered in New York, the combined entity will draw upon the best talent from both companies. Our shared dedication to sustainability and implementing our technology and innovation will remain core to the future of our company and further enhance the ability to accelerate the industry’s evolution. As we bring these companies together, we will be focused on cultivating high-performance and purpose-driven cultures led by an executive management team that comprises best-in-class leadership from both IFF and DuPont N&B. Media Contact IFF Michael DeVeau 212.708.7164 michael.deveau@iff.com DuPont Dan Turner 302-996-8372 daniel.a.turner@dupont.com Investor Contact IFF Investor Relations IFF Corporate IR Website Michael DeVeau 212.708.7164 michael.deveau@iff.com DuPont Investor Relations DuPont Corporate IR Website Lori Koch 302-999-5631 lori.d.koch@dupont.com © 2019 by International Flavors & Fragrances Inc. IFF is a Registered Trademark. All Rights Reserved. Disclaimer This site uses cookies. By continuing to browse the site,

Skip to content Combining IFF and DuPont Nutrition & Biosciences Home Investors Employees Customers Media SEC Filings Customers Together, IFF and DuPont’s Nutrition & Biosciences business will be one of a few industry players with the broadest technology portfolio across Taste, Texture, Scent, Nutrition, Enzymes, Cultures, Soy Proteins and Probiotics categories. We will be an indispensable partner to global customer base of both multinationals and smaller customers, with the flexibility to adapt to emerging trends and products and meet evolving consumer demand for natural and “better for you” products. IFF and DuPont N&B will boast leading R&D capabilities and a best-in-class innovation platform that will power our customers to meet consumer demand, drive growth and collaborate on new solutions. We are committed to our continued partnership with our customers to develop stronger products and increase speed-to-market.

Differentiated Integrated Solutions to Meet Consumer Demand Complementary reach to shared end markets Infographic: Combining IFF and DuPont N&B unique capabilities into Cold Water Laundry Detergent (Enzymes, Fragrances, Microbial Control & Encapsulation) Infographic: Combining IFF and DuPont N&B unique capabilities into a Vegan Burger (Flavors, Taste Modulation, Texturants, etc.) IFF Logo DuPont Nutrition & Biosciences Logo Media Contact IFF Michael DeVeau 212.708.7164 michael.deveau@iff.com DuPont Dan Turner 302-996-8372 daniel.a.turner@dupont.com Investor Contact IFF Investor Relations IFF Corporate IR Website Michael DeVeau 212.708.7164 michael.deveau@iff.com DuPont Investor Relations DuPont Corporate IR Website Lori Koch 302-999-5631 lori.d.koch@dupont.com © 2019 by International Flavors & Fragrances Inc. IFF is a Registered Trademark. All Rights Reserved. Disclaimer desktop This site uses cookies. By continuing to browse the site, you agree to our use of cookies. Agree

Skip to content Combining IFF and DuPont Nutrition & Biosciences Home Investors Employees Customers Media SEC Filings Media Press Release Fact Sheet Infographic Media Contacts IFF Michael DeVeau 212.708.7164 michael.deveau@iff.com DuPont Dan Turner 302-996-8372 daniel.a.turner@dupont.com IFF Logo DuPont Nutrition & Biosciences Logo Media Contact IFF Michael DeVeau 212.708.7164 michael.deveau@iff.com DuPont Dan Turner 302-996-8372 daniel.a.turner@dupont.com Investor Contact IFF Investor Relations IFF Corporate IR Website Michael DeVeau 212.708.7164 michael.deveau@iff.com DuPont Investor Relations DuPont Corporate IR Website Lori Koch 302-999-5631 lori.d.koch@dupont.com © 2019 by International Flavors & Fragrances Inc. IFF is a Registered Trademark. All Rights Reserved. Disclaimer desktop This site uses cookies. By continuing to browse the site, you agree to our use of cookies.Agree

Skip to content Combining IFF and DuPont Nutrition & Biosciences Home Investors Employees Customers Media SEC Filings SEC Filings RSS IFF 10-Q—Quarterly report [Sections 13 or 15(d)] 8-K—Current report 8-K—Current report 8-K—Current report 10-Q—Quarterly report [Sections 13 or 15(d)] 8-K—Current report 11-K—Annual report of employee stock purchase, savings and similar plans 8-K—Current report S-3ASR—Automatic shelf registration statement of securities of well-known seasoned issuers 10-Q—Quarterly report [Sections 13 or 15(d)] RSS DuPont 10-Q—Quarterly report [Sections 13 or 15(d)] 8-K—Current report 8-K—Current report 10-Q—Quarterly report [Sections 13 or 15(d)] 8-K—Current report 8-K—Current report 8-K—Current report 8-K—Current report S-8—Securities to be offered to employees in employee benefit plans 11-K—Annual report of employee stock purchase, savings and similar plans IFF Logo DuPont Nutrition & Biosciences Logo Media Contact IFF Michael DeVeau 212.708.7164 michael.deveau@iff.com DuPont Dan Turner 302-996-8372 daniel.a.turner@dupont.com Investor Contact IFF Investor Relations IFF Corporate IR Website Michael DeVeau 212.708.7164 michael.deveau@iff.com DuPont Investor Relations DuPont Corporate IR Website Lori Koch 302-999-5631 lori.d.koch@dupont.com © 2019 by International Flavors & Fragrances Inc. IFF is a Registered Trademark. All Rights Reserved. Disclaimer desktop This site uses cookies. By continuing to browse the site, you agree to our use of cookies. Agree